Addendum to Master Lease Agreement No. 68105

Huntington National Bank (Co-Lessee)

This Addendum (this “Addendum”) is an addendum to that certain Master Lease Agreement No. 68105 dated as of April 20, 2026 (the “Agreement”) by and between The Huntington National Bank (“Lessor”) and Casella Waste Systems, Inc. (“Lessee”), who have determined that it is to their mutual benefit to make certain amendments to the Agreement and each of the Leases and Related Agreements in connection therewith (collectively, the “Lease Documents”). The parties hereto desire that each of the entities executing this Addendum as a Co-Lessee below (together with the Lessee, each a “Co-Lessee” and collectively the “Co-Lessees”) be and become a party to the Agreement and that each may enter into one or more Schedules under the Agreement upon the terms and conditions provided herein. All capitalized terms used herein without definition shall have the respective meaning assigned or referred to them in the Agreement. Accordingly, for good and valuable consideration, intending to be legally bound and pursuant to the terms and conditions of the Agreement, it is hereby agreed as follows:

    1.    Addition of Co-Lessees. Lessor and Co-Lessees agree that each Co-Lessee is and shall be deemed to be a signatory party to the Agreement effective as of the date thereof, and that: (i) each Co-Lessee may enter into one or more leases of Equipment under the Agreement by executing and delivering to Lessor a Schedule and other Lease Documents with respect thereto; (ii) each Schedule evidences a lease of the applicable Equipment to the applicable Co-Lessee, notwithstanding the designation of other entities as Co-Lesees; and (iii) notwithstanding any single Co-Lessee entering into a Schedule, upon such execution and delivery by any one Co-Lessee, each Co-Lessee shall have all rights to use the Equipment and each shall be jointly and severally obligated with each other Co-Lessee for the payment or performance of any Obligations owing to Lessor under or in respect of each Schedule and the other Lease Documents (the “Lease Obligations”), and all Lease Documents shall constitute the joint and several obligation of each and every Co-Lessee, jointly and severally with any Guarantor that may be liable, directly or indirectly, for the payment or performance of any Lease Obligation. Notwithstanding any provision herein or in the Agreement to the contrary, no Co-Lessee shall have any interest in the Equipment subject to a Schedule, other than the Co-Lessee executing such Schedule. Each and every Co-Lessee may have access to and permitted use of any and all item(s) of Equipment described in any Schedule, regardless of whether such Schedule has been executed by any particular Co-Lessee.
    2.    Nature of Obligations. Each Co-Lessee’s Lease Obligations owing to Lessor are absolute and unconditional, and shall not be affected, reduced, diminished, released or discharged for any reason (other than the payment and performance of the Lease Obligations in full), including without limitation: (i) any illegality, unenforceability, or invalidity of any Lease Document or Lease Obligations; (ii) any termination, discharge, cancellation, amendment, or modification of the terms of any Lease Document, or any consent, extension, indulgence, compromise, settlement, or complete or partial release of any Co-Lessee or Guarantor with respect to any Lease Obligation; (iii) any exercise or non-exercise of any right, remedy, power, or privilege with respect to any Lease Obligation or any Collateral under any Lease Document; (iv) any voluntary or involuntary bankruptcy, insolvency, liquidation, dissolution or similar proceeding with respect to any Co-Lessee or Guarantor; (v) any defect in title to or condition of any item of Equipment or any Collateral; (vi) any failure of Lessor to create or properly perfect any lien, mortgage, pledge or security interest in any Collateral, any release, subordination, surrender, exchange, deterioration, waste, loss or impairment of such Collateral or Lessor’s interest therein, or any failure of Lessor to exercise reasonable care in the preservation, protection, sale or other treatment of such Collateral; (vii) any merger or consolidation of any Co-Lessee into or with any other entity, or any reorganization of or change in the composition of the shareholders, partners or members of any Co-Lessee; or any termination of or other change in the relationship between any Co-Lessees; (viii) any other action or inaction on the part of Lessor, whether or not such action or inaction prejudices any Co-Lessee or increases the likelihood that any Co-Lessee will be required to pay or perform any Lease Obligation pursuant to the terms of the Lease Documents; and (ix) any other condition or circumstance which might otherwise constitute a legal or equitable discharge, release, defense, or limitation arising out of any laws of the United States of America or any state thereof.

    3.    Waivers. Each Co-Lessee hereby waives: (a) any right to require Lessor to file suit or proceed to obtain or assert any claim or exhaust remedies against any other Co-Lessee or its assets, or any Collateral or any Guarantor, either before or as a condition to enforcing any of Lessor’s rights and remedies against such Co-Lessee under the Lease Documents, to join any Co-Lessee or Guarantor in any action seeking to enforce the Lease Documents, to marshal assets or allocate the use or benefits of any item of Equipment or any Collateral, or to resort to any other means of obtaining payment or performance of any Lease Obligation; (b) any notice of the execution, delivery or acceptance by Lessor, any Co-Lessee or any other party of any Lease Documents, notice of the amount of credit extended by Lessor to any Co-Lessee at any time, notice of defaults or other non-performance by any Co-Lessee; notice of the acceptance of the Lease Documents by Lessor; notice of Lessor’s demand and presentation for payment upon any Co-Lessee or Guarantor; notice of any other action or inaction on the part of Lessor in connection with the Lease Documents or any Lease Obligation; (c) until all Lease Obligations have been paid or performed in full, any right which such Co-Lessee may have against any other Co-Lessee as the result of the performance by such Co-Lessee of its joint and several obligations under the Lease Documents after the occurrence and during the continuation of an Event of Default, including, but not limited to, contractual, statutory and common law rights of subrogation, reimbursement, indemnification, set-off or contribution; and (d) any defenses which Co-Lessee may have or assert against the enforcement of the Lease Documents or any Lease Obligation based upon suretyship principles or any impairment of Collateral.

4.    Representations and Warranties. Each Co-Lessee hereby represents and warrants that it has the form of organization, chief executive office and any organizational identification number indicated below with its execution of this Addendum, and hereby reaffirms all of the representations, warranties and covenants contained in the Agreement concerning such Co-Lessee. Each Co-Lessee further represents and warrants to Lessor that: (a) it has received, or will receive, substantial benefit from the agreements and transactions giving rise to the Lease Obligations, and has received, or will receive, reasonably equivalent value for its undertakings under the Lease Documents; (b) it is not entering into the Lease Documents in reliance on the value or the availability of any of the Collateral or on the basis that any party will be liable to perform any Lease Obligation or that Lessor will look to any other party to perform any Lease Obligation; (c) Lessor has not made any representation, warranty or statement to such Co-Lessee in order to induce it to join and enter into the Lease Documents; (d) such Co-Lessee has adequate means to obtain continuing and sufficient information concerning the financial and business condition of the other Co-Lessees and any

Master Lease Addendum – Co-Lessee	Page 1 of 5

Guarantors in respect of the Lease Obligations; and (e) each and every Co-Lessee may have access to and permitted use of any and all item(s) of Equipment described in any Schedule, regardless of whether such Schedule has been executed by any particular Co-Lessee.

This Addendum shall be deemed a “Related Agreement” as defined in the Agreement, and is subject to all of the terms and provisions applicable to Related Agreements provided in the Agreement. It is expressly agreed by the parties that this Addendum is supplemental to the Agreement and made a part thereof, and that all the terms, conditions and provisions thereof, unless specifically modified herein, shall remain in full force and effect. In the event of any conflict, inconsistency or incongruity between the provisions of this Addendum and any of the provisions of any Lease Document, the provisions of this Addendum shall in all respects govern and control.

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed as of April , 2026.

Co-Lessee: Casella Waste Systems, Inc.,
a Delaware corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Executive Vice President and Chief Financial Officer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 2327496

Address:    25 Greens Hill Lane
Rutland, VT 05701
Lessor: The Huntington National Bank By: /s/ Kathy Simmons Print Name: Kathy Simmons Title: Authorized Signer
Co-Lessee: Willimantic Waste Paper Co., Inc.,
a Connecticut corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXXX

Org. ID # 0049984

Address:    121 Chronicle Road
                 Willimantic, CT 06226

Co-Lessee: Casella Mid-Atlantic, LLC,
a limited liability company, organized under the laws of Delaware with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 7284202

Address:    25 Greens Hill Lane
                Rutland, VT 05701

Master Lease Addendum – Co-Lessee	Page 2 of 5

Co-Lessee: Oxford Transfer Station, LLC,
a limited liability company, organized under the laws of Delaware, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 3653351

Address:    200 Leicester Street
                Oxford, MA 01537

Co-Lessee: New England Waste Services of N.Y., Inc.,
a New York corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 2047871

Address:    286 Sand Road
                Schuyler Fallas, NY 12962

Co-Lessee: Casella Recycling, LLC,
a limited liability company, organized under the laws of Maine, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 20063190DC

Address:    14/24 Bunkerhill Industrial Park
                 Charlestown, MA 02129

Co-Lessee: Casella Major Account Services, LLC,
a limited liability company, organized under the laws of Vermont, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 0019724

Address:    50 Belden Road
                Rutland, VT 05701

Co-Lessee: Casella Waste Management of Pennsylvania, Inc.,
a Pennsylvania corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 002734222

Address:    19 Ness Lane
                 Kane, PA 16735

Co-Lessee: Waste Industries of Delaware, Inc.    ,
a Delaware corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 4896543

Address:    25 Greens Hill Lane
                Rutland, VT 05701

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Co-Lessee: Pink Trash Company, LLC,
a limited liability company, organized under the laws of Delaware, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 7545339

Address:    25 Greens Hill Lane
                Rutland, VT 05701

Co-Lessee: Waste Industries of Maryland, LLC,
a limited liability company, organized under the laws of Delaware, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 4619185

Address:    25 Greens Hill Lane
                Rutland, VT 05701

Co-Lessee: Panichi Holding Corp.,
a New York corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 1878575

Address:    25 Greens Hill Lane
                 Rutland, VT 05701

Co-Lessee: Valley 82 Holding Corp.,
a New York corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 1498845

Address:    25 Greens Hill Lane
                 Rutland, VT 05701

Co-Lessee: Casella Waste Management of N.Y., Inc.,
a New York corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 2047872

Address:    58 Clifton Park Road, Suite 200
                 Clifton Park, NY 12065

Co-Lessee: Casella Waste Management, Inc.,
a Vermont corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 0079205

Address:    25 Greens Hill Lane
                 Rutland, VT 05701

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Co-Lessee: All Cycle Waste, Inc.,
a Vermont corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 0112077

Address:    25 Greens Hill Lane
                 Rutland, VT 05701

Co-Lessee: Casella Waste Management of Massachusetts, Inc.,
a Massachusetts corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 000679930

Address:    15 Hardscrabble Road
                 Auburn, MA 01501

Co-Lessee: Pine Tree Waste, Inc.,
a Maine corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 19980957D

Address:    31 Freedom Park
                 Hermon, ME 04401

Co-Lessee: Waste-Stream, Inc.,
a New York corporation, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 188584

Address:    472 West Parishville Road
                 Parishville, NY 13676

Co-Lessee: Whitetail Disposal, LLC,
a limited liability company organized under the laws of Pennsylvania, with an organizational identification number and a chief executive office at the address set forth below

By: /s/ Bradford J. Helgeson

Print Name: Bradford J. Helgeson

Title: Vice President and Treasurer

Taxpayer ID # : XX-XXXXXXX

Org. ID # 0003841261

Address:    25 Greens Hill Lane
                 Rutland, VT 05701

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